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                                                                   EXHIBIT 23.2
                                                                   ------------
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 3, 1997 included in General Scanning Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.


                                                        /s/ ARTHUR ANDERSEN LLP
                                                        ARTHUR ANDERSEN LLP



Boston, Massachusetts
December 19, 1997